SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C. 20549

                        FORM 8-K

                     CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                      June 22, 2006
                     Date of Report
            (Date of Earliest Event Reported)

           CRYSTAL FINANCE HOLDING CORPORATION
 (Exact Name of Registrant as Specified in its Charter)

              18090 Collins Avenue T:17/118
               Sunny Isles, Florida 33160
        (Address of Principal Executive Offices)

              900 S. Shackleford, Suite 300
               Little Rock, Arkansas 72211
          (Former Address of Principal Executive Offices)

                      914/873-0000
             (Registrant's Telephone Number)

  Delaware              0-31405           52-2257556
(State or other     (Commission         (IRS Employer
jurisdiction          File Number)     Identification No.)
of incorporation)

ITEM 3.02      Unregistered Sales of Equity Securities

     On June 30, 2006, the Registrant issued 1,000,000 shares of its common stock, which represents the total outstanding shares of the Company to two shareholders. 100,000 shares were issued to Michel Poignant, president of the Registrant, for his services in formation of the Registrant and 900,000 shares were issued to Harriman Adams & Kennedy Capital Group, Inc. for payment of fees previously paid by them on behalf of the Registrant.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      On June 22, 2006, Michel Poignant was elected to the Board of Directors was appointed president, secretary and treasurer of the Registrant. Simultaneously M. Kelly Wooldridge resigned as the director of the Registrant and from all offices held with the Registrant.

ITEM 8.01  Other Events

      The Company has changed its headquarters to:

                   18090 Collins Avenue, T:17/243
                   Sunny Isles, Florida 33160



                       SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                             CRYSTAL FINANCE HOLDING CORPORATION


Date: July 18, 2006          /s/ Michel Poignant
                                 President